Exhibit 99.1

Teradata Announces $500 Million Increase in Share Repurchase Authorizations

Board of Directors Authorizations for Share Repurchases Now Total $860 Million

ATLANTA, Georgia (August 20, 2015) – Teradata Corporation (NYSE: TDC), the leading analytic data solutions company, today announced that its Board of Directors has authorized an additional $500 million for share repurchases, expiring August 20, 2018, under its general open market share repurchase program. The company now has total Board of Directors authorization of approximately $860 million when the new $500 million authorization is combined with the $360 million still remaining from the current outstanding authorization.

“The additional $500 million authorized by Teradata’s Board of Directors for stock repurchases reflects our belief that the actions we are taking to improve our results will be successful and generate enhanced value for our shareholders. Further, this action illustrates our belief that Teradata’s ability to generate cash from operations will be in excess of the capital needed to invest for the future growth of our business,” said Mike Koehler, chief executive officer, Teradata Corporation.

“The key actions we are taking are focused on 1) broadening the market opportunity for our data warehouse business by creating more ways to deploy and purchase Teradata; 2) scaling and increasing margins year on year with our Big Data, Teradata Cloud and Marketing Applications businesses and 3) optimizing our cost structure.”

The stock is anticipated to be repurchased periodically on an ongoing basis in open market transactions at management’s discretion, in accordance with applicable securities rules regarding issuer repurchases. Such repurchases by the company will be based on various factors including price and market conditions and will be funded through free cash flow, existing credit facilities and possible new debt arrangements that are being considered by the company. Additionally, repurchases may be made under Rule 10b5-1 of the Securities Exchange Act of 1934. A Rule 10b5-1 plan allows Teradata to repurchase its shares during periods when the company otherwise would be precluded from doing so.

Note to Investors

This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause Teradata’s actual results to differ materially. In addition to the factors discussed in this release, other risks and uncertainties could affect our future results, and could cause actual results to differ materially from those expressed in such forward-looking statements. Such factors include those relating to: the global economic environment in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers, particularly with respect to large capital expenditures for our data and analytics offerings, and other general economic and business conditions; the rapidly changing and intensely competitive nature of the information technology industry, including the marketing applications and data analytics businesses, as well as the increased pressure on price/performance for data analytics solutions; fluctuations in our operating results, unanticipated delays or accelerations in our sales cycles and the difficulty of accurately estimating revenues; risks inherent in operating in foreign countries, including the impact of economic, political, legal, regulatory, compliance, cultural, foreign currency fluctuations and other conditions abroad; the timely and successful development, production or acquisition and market acceptance of new and existing products and services, including our ability to accelerate market acceptance of new products and services as well as the reliability, quality, security and operability of new products because of the difficulty and complexity associated with their testing and production; tax rates; turnover of workforce and the ability to attract and retain skilled employees; availability and successful exploitation of new acquisition and alliance opportunities; our ability to execute integration plans for newly acquired entities, including the possibility that expected synergies and operating efficiencies may not be achieved, that such integration efforts may be more difficult, time-consuming or costly than expected, and that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; recurring revenue may decline or fail to be renewed; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class and secure internal information technology and control systems; and other factors described from time-to-time in the company’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Forms 10-Q, as well as the company’s annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Teradata

Teradata (NYSE: TDC) offers a leading portfolio of big data analytic solutions, integrated marketing applications, and services that help organizations gain a sustainable competitive advantage with data. Visit teradata.com.

# # #

# # #